CPS Technologies Corporation
Grant Bennett
President
111 South Worcester Street
Chartley, MA 02712
Telephone: (508) 222-0614 ext 218
Fax: (508) 222-0220
Web Site: www.alsic.comwww.alsic.com

STOCK SYMBOL OF CPS TECHNOLOGIES CORPORATION CHANGES

Chartley, Massachusetts, March 27, 2007. CPS Technologies Corporation (OTCBB: CPSH) today announced that our stock symbol has changed from CPSX to CPSH.

The OTCBB changed our stock symbol to CPSH as a result of our recent name change from Ceramics Process Systems Corporation to CPS Technologies Corporation. Our new CUSIP number is 12619F104.